OEM 合作协议

OEM COOPERATION AGREEMENT

PARTY A: IMPERIUM MOTOR CORP.(IMC in agreement 协议简称：IMC")
Address: Add:4670 CENTRAL WAY, SUITE D, FAIRFIELD, CALIFORNIA 94534
Tel. No.: Tel No.: 001 707 266 7575 Fax No.:

PARTY B: Skywell Shenzhen Vehicles Co., Ltd.(as manufacture in agreement 协议简称"制造商"")
Address: Add.: No.1, Huibei Road, Kengzi Subdistrict,Pingshan Disctrict,Shenzhen,China
Tel. No.: TEL: 0086 755 89459532 Fax No.: 0086 755 89459532

第一条．委托与接受

Article1. Appointment

根据平等互利的原则，经友好协商， 在本协议有效期内，制造商同意在本协议第三条项下产品下，在第二条所规定的区域内向 IMC 以 OEM 形式供应电动汽车及零部件产品，IMC 将以自己公司及品牌完成认证、开展销售工作、为客户提供服务及承担相应的法律责任。

After friendly consultations conducted in accordance with the principles of equality and mutual benefit, during the effective period of this agreement, The Manufacturer hereby agree to supply IMC with electric vehicles and spare parts under OEM cooperation model for products stipulated in Article 3 and in the Territory stipulated in Article 2 and IMC will accomplish homologation ,make marketing and sales activity, offer sales service and bear related legal responsibility under his own brand and company name.

第二条．供货项目所在区域

Article2. Project Territory

本协议 OEM 项目所在区域是：美国、加拿大（以下简称“区域”）。

The OEM project territory covered under this Agreement shall be expressly confined USA, Canada, hereinafter called "Territory").

第三条：产品

Article3. Products

本协议所指的产品是： 开沃集团生产电动巴士，电动乘用车，电动卡车及零部件。

The products covered under this Agreement shall be expressly confined to

Electric bus, electric passenger car,electric truck and spare parts manufactured by skywell group

(hereinafter called "Products").

第四条：销售权- 加上独家

Article4. EXCLUSIVE Right

在本协议的有效期内，制造商兹通过本协议授权 IMC 对制造商所生产的第二条和三条所述汽车及备件在授权区域的独家进口权。制造商不得直接或间接地通过非甲方的其他渠道在授权区域内销售整车及零部件。

During the effective period of this Agreement manufacture grants to IMC the sole import rights for VEHICLES and PARTS manufactured by manufacture (which is stated in Article2 and Article 3) in the TERRITORY under this AGREEMENT. Manufacture shall not directly or indirectly sell VEHICLE and PARTS to others in above TERRITORY.

基于本协议授予的项目区域，IMC 不得在区域内销售与生产商供货相似或有竞争性的产品，也不能在未经制造商允许的情况下销售到协议以外的区域。

In consideration of the right herein granted, IMC shall not sell, distribute or promote the sale of any electric vehicles from other manufacture that are competitive with or similar to products supplied by manufacture in Territory, and shall not sell Products outside Territory without Manufacturer's approval.

第五条：最低订单数量和时间期限

Article5. Minimum Order Quantity during the Fixed Period:

双方同意自本协议签约之日起，买方应在

1、12 个月之内完成 1000 辆 OEM 整车或者 SKD 定单
2、24 个月之内完成 2000 辆 OEM 整车或者 SKD 定单
3、36 个月之内完成 3000 辆 OEM 整车或者 SKD 定单
3、48 个月之内完成 4000 辆 OEM 整车或者 SKD 定单
3、60 个月之内完成 5000 辆 OEM 整车或者 SKD 定单

如果买方在以上任何一个时间段没有完成协议设定的数量，制造商有权提前 30 天书面通知买方终止本协议。

Both Parties agree from the date of signature of this agreement, the OEM Partner should

1. Purchase and deliver 1000 units in OEM CBU or SKD within the first 12 months
2. Purchase and deliver 2000 units in OEM CBU or SKD within the second 24 months
3. Purchase and deliver 3000 units in OEM CBU or SKD within the third 36 months
3. Purchase and deliver 4000 units in OEM CBU or SKD within the Fourth 48 months
3. Purchase and deliver 5000 units in OEM CBU or SKD within the fifth 60 months

The Manufacturer has the right to terminate this agreement with 30 days notice in advance at any time period if the Distributor does not fulfill the quantity as above time scheduled.

IMPERIUM MOTOR
Surrey, B.C.
Canada
Offical Docum

第六条：产品订购和付款方式

Article6. Order Products & Payment Settlement

如果 IMC 从制造商处订购产品，双方将在诸如价格、产品要求、数量、付款、运输等方面进行协商，并另在《销售合同》

中约定。

Provided that IMC order Products from the Manufacturer, both parties shall confirm the concerning matters, such as price, specification, quantity, payment, transportation and etc, and enter into <Sales Contract>.

第七条：商情报告和市场计划

Article7. Information and Report

IMC 应按制造商要求提供有关市场信息的报告，以尽可能促进商品的销售。IMC 应向制造商报告商品的库存情况、市场状况及其他商业活动。

IMC shall submit the market information and sales report on the request of the Manufacturer as to promote and improve the sale of Products as much as possible. IMC shall submit to the Manufacturer the reports such as inventory, market conditions and other activities within the Territory.

第八条：商品的促销

Article8. Sales Promotion

在项目授权区域内，IMC 应积极地、充分地运用各种宣传手段（如：广告、展会等）以促进商品的销售。

制造商应向 IMC 有偿或无偿地提供一定数量的广告印刷品、商品样本，以及其它必要的、合理的支持。

IMC shall diligently and adequately to promote the sale of Products throughout Territory by varies propagandize mode, such as advertisement and exhibition, etc.

The Manufacturer shall support with or without charge to the IMC reasonable quantity of advertising literatures catalogues, leaflets and other necessary and reasonable support.

第九条：技术和服务支持

Article 9. technique and service support

IMC 需与制造商另行签订"OEM 项目技术支持及售后服务协议"，且按照协议中的条款为 IMC 提供生产组装和售后服务技术支持。

The OEM partner and manufacture shall sign "technique support agreement on IMC OEM project and after service" and offer technique support for IMC assembly production and after service as per this agreement.

第十条：协议期限及生效

Article 10. Effective and Duration

本协议经双方签字且制造商收到 OEM 合作伙伴 200 万美元购车定金开始生效，有效期为：60 月。

在本协议的有效期满前 30 天，双方应协商本协议的延续、终止等事宜。

This Agreement shall enter into force & effective on the Date manufacture receiving 2million USD deposit for coming

IMPERIUM MOTOR Surrey, B.C. Canada Offical Docume

order from IMC after the agreement duly signed by both party and the duration of validity is: 60 months.

Both Parties should negotiate postponing or terminating of this agreement within 30 days before the expiration of the validity time.

第十一条. 协议终止

Article 11. Termination

在本协议有效期内，任何一方当事人不履行或违反本协议的条款，如第四、五、十条，双方当事人应争取及时解决争议的问题以期双方满意。

如果在违约方接到书面通知后 30 日内问题仍不能解决，非违约方将有权终止本协议并且违约方要负责赔偿因其不履行和/或违反协议而给非违约方造成的损失。

如果任何一方出现无力偿付债务、清算以及被第三方兼并，必须在 30 天内书面通知对方，而另一方当事人有权终止本协议。

In case of any Party breaches or violates the terms and conditions of this Agreement whatever including Article 4,5, 10 within the effective period of this Agreement, the Parties hereto shall do their best to settle the matter in question as prompt and amicable as possible to mutual satisfaction.

Unless settlement should be reached within thirty (30) days after notification in writing from the other Party, such other Party shall have the right to cancel this Agreement and the loss and damages sustained thereby shall be indemnified by the Party which is responsible for the nonperformance and/or violation.

Further in case of bankruptcy or insolvency or liquidation or reorganization by the third party of any Party, either Party must officially inform the other Party within 30 days, and have the right to terminate this Agreement according.

第十二条. 不可抗力

Article 12. Force Majeure

任何一方对由于下列原因而导致不能或暂时不能履行全部或部分协议义务的，例如：自然灾害、政府采购或禁令以及其他任何双方在签约时不能预料、无法控制且不能避免和克服的事件，可免除相关责任，但受不可抗力影响的一方，应尽快地将发生的事件通知对方，并附上证明材料。

Either Party shall not be held responsible for failure or delay to perform all or any part of the Agreement due to Acts of God, Government orders or restriction, or any other events which could not be predicted at the time of the conclusion of the Agreement and could not be controlled, avoided or overcome by the Parties. However, the Party is affected by the Event of Force Majeure shall inform the other Party of its occurrence in Written as soon as possible.

第十三条. 准据法

Article 13. Trade Terms and Governing Law

本协议有关贸易条款应按 INCOTERM2010 解释。

本协议的有效性、组成以及履行遵照中华人民共和国法律执行。

IMPERIUM MOTOR C
Surrey, B.C.
Canada
Offical Document

The trade terms under this Agreement shall be interpreted under the provisions of INCOTERM2010.

This Agreement shall be governed as to all matters including validity, construction, and performance under the laws of People's Republic of China.

第十四条. 仲裁

Article 14. Arbitration

对于因履行本合同发生的一切争议，双方应本着友好协商的态度解决。

如协商无法解决争议，则应提交中国国际经济贸易仲裁委员会（上海），依据其规则仲裁。该仲裁是终局的并对双方有效。仲裁费用应由败诉一方承担，仲裁委员会另有规定的除外。

All disputes arising from the performance of this Agreement should be settled by both Parties through the friendly & amicable negotiations.

Should no settlement be reached through negotiation, the case shall then be submitted to the China International Economic and Trade Arbitration Commission (Shanghai) for arbitration and the rules of this Commission shall be applied. The award of the arbitration shall be final and binding upon both parties. The Arbitration fee shall be borne by the losing Party unless otherwise awarded by the arbitration organization.

第十五条. 版本

Article 15. Version

本合同按照中英文起草，当中英文冲突时，以中文为准，制造商保留最终的解释权。

This Agreement is drafted up in both English and Chinese versions, once if any meaning has conflict, the Chinese version prevail and the Manufacturer has the final interpretation right.

OEM partner: 经销商:	IMPERIUM MOTOR CORP.	The Manufacturer: 制造商:	Skywell Shenzhen Vehicles Co., Ltd.
Date: 2021-2-5	IMPERIUM MOTOR CORP. Surrey, B.C. Canada Offical Document	Date: 2021-2-5	深圳开沃汽车有限公司 合同专用章